Exhibit 99.1

UpHealth Reshaping Healthcare February 2021 Current SPAC Ticker: GIX Future NYSE Ticker: UPH

Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination among UpHealth Holdings, Inc. (“UpHealth”), Cloudbreak Health, LLC (“Cloudbreak” and, together with UpHealth, each a “Company” and collectively, the “Companies”) and GigCapital2 Inc. (“GigCapital2”) and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will GigCapital2, UpHealth, Cloudbreak or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. None of GigCapital2, UpHealth or Cloudbreak has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of UpHealth, Cloudbreak or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of UpHealth and Cloudbreak and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of UpHealth’s, Cloudbreak’s and GigCapital2’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of UpHealth, Cloudbreak and GigCapital2. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of GigCapital2, UpHealth or Cloudbreak is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to UpHealth and Cloudbreak; risks related to the rollout of each of UpHealth’s and Cloudbreak’s business and the timing of expected business milestones; the effects of competition on each of UpHealth’s and Cloudbreak’s future business; the amount of redemption requests made by GigCapital2’s stockholders; the ability of GigCapital2 or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in GigCapital2’s final prospectus dated June 7, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in each case, under the heading “Risk Factors,” and other documents of GigCapital2 filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of GigCapital2, UpHealth or Cloudbreak presently know or that GigCapital2, UpHealth or Cloudbreak currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital2’s,UpHealth’s and Cloudbreak’s expectations, plans or forecasts of future events and views as of the date of this Presentation. GigCapital2, UpHealth and Cloudbreak anticipate that subsequent events and developments will cause GigCapital2’s, UpHealth’s and Cloudbreak’s assessments to change. However, while GigCapital2, UpHealth and Cloudbreak may elect to update these forward-looking statements at some point in the future, GigCapital2, UpHealth and Cloudbreak specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital2’s, UpHealth’s and Cloudbreak’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Presentation is based on the estimates of UpHealth, Cloudbreak and GigCapital2 management. UpHealth, Cloudbreak and GigCapital2 obtained the industry, market and competitive position data used throughout this Presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. UpHealth, Cloudbreak and GigCapital2 believe their estimates to be accurate as of the date of this Presentation. However, this information may prove to be inaccurate because of the method by which UpHealth, Cloudbreak or GigCapital2 obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. Use of Projections This Presentation contains projected financial information with respect to UpHealth and Cloudbreak. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. 2

Disclaimer Important Information And Where To Find It In connection with the Proposed Business Combination, GigCapital2 filed a registration statement on Form S-4, on February 8, 2021 including a proxy statement/prospectus (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement to be distributed to holders of GigCapital2’s common stock in connection with GigCapital2’s solicitation of proxies for the vote by GigCapital2’s stockholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to each of UpHealth’s and Cloudbreak’s stockholders in connection with the Proposed Business Combination. After the Registration Statement has been declared effective, GigCapital2 will mail a definitive proxy statement/prospectus, when available, to its stockholders and UpHealth’s and Cloudbreak’s stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC as they become available, carefully and in their entirety because they contain important information about GigCapital2, UpHealth, Cloudbreak and the Proposed Business Combination. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by GigCapital2 through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: GigCapital2, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, CA 94303. No Offer Or Solicitation This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among UpHealth, Cloudbreak and GigCapital2 or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act. Participants In The Solicitation GigCapital2, UpHealth and Cloudbreak and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of GigCapital2 in its Annual Report on Form 10-K, filed with the SEC on March 30, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the Proposed Business Combination. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from the sources indicated above. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement or any other document to be filed by GigCapital2 with the SEC. Some of the financial information and data contained in this Presentation, such as earnings before income taxes, depreciation and amortization (“EBITDA”), have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). GigCapital2, UpHealth and Cloudbreak believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to UpHealth’s and Cloudbreak’s financial condition and results of operations, respectively. Each of UpHealth’s and Cloudbreak’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. GigCapital2, UpHealth and Cloudbreak believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing each of UpHealth’s and Cloudbreak’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Each of UpHealth and Cloudbreak is not able to forecast net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP, and therefore has not provided a reconciliation for forward-looking EBITDA. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in UpHealth’s and Cloudbreak’s financial statements, respectively. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review each of UpHealth’s and Cloudbreak’s audited financial statements, which will be included in the Registration Statement. Trademarks And Intellectual Property All trademarks, service marks, and trade names of UpHealth, Cloudbreak or GigCapital2 or their respective affiliates used herein are trademarks, service marks, or registered trade names of UpHealth, Cloudbreak or GigCapital2, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with UpHealth, Cloudbreak or GigCapital2, or an endorsement or sponsorship by or of UpHealth, Cloudbreak or GigCapital2. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that UpHealth, Cloudbreak or GigCapital2 will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 3

UpHealth's SPAC Sponsor is a Proven Innovator with A Unique Approach

GigCapital2, Inc. (NYSE: GIX) is a $174M publicly traded Special Purpose Acquisition Company ("SPAC") / Private-to-Public-Equity ("PPE")

GigCapital2's IPO was completed in June 2019

Led by a proven management team of experienced entrepreneurs and executives

- Extensive public company management and board experience
- Complementary and overlapping networks
- Deep understanding and proven experience of M&A, strategy and technology

Track Record of Successful SPAC/PIPE Transactions

GigCapital
IPO (NYSE: GIG)
DEC '17 – NOV '19
Closed (NYSE: KLR)
kaleyra

GigCapital2
IPO (NYSE: GIX)
JUN '19 – 1ST HALF '21
Transaction to Close

GigCapital3
IPO (NYSE: GIK)
MAY '20



Dr. Avi Katz
Executive Chairman

Executive Chairman and Founding Managing Partner of GigCapital Global and all its entities, including GigCapital2

Founder, COB, CEO GigOptix / GigPeak (NYSE: GIG)

Serial entrepreneur and angel investor with 30+ years of experience in the technology sector



Dr. Raluca Dinu
CEO, President & BOD Member

Board of Directors Member and Founding Managing Partner of GigCapital Global, CEO, President of GigCapital2

Previously General Manager / Vice President at Integrated Device Technology (IDT), which was acquired by Renesas Electronics Corp.

COO of GigPeak, led the transfer and integration of the team from GigPeak into IDT post the acquisition of GigPeak by IDT in 2017



Neil Miotto
BOD Member

Board of Directors Member

Previously Partner at KPMG, where he spent 27 years before retiring in 2006

SEC reviewing partner while at KPMG

Served on the Board of Directors of Micrel from 2007 to 2015 and GigPeak from 2008 until its sale in 2017

4

Presenters Ramesh Balakrishnan Jamey Edwards Martin Beck Co-Chief Executive Officer Chief Executive Officer Chief Financial Officer of Cloudbreak (1) Notes: (1) Jamey Edwards will be the Chief Operating Officer of UpHealth upon transaction close. 5

UpHealth Is Combining to Form One of the Only Profitable, Public, Global Digital Health Companies Serving the Enterprise Healthcare Marketplace

Investment Integrated Global Health Platform Highlights Addressing Massive Markets with Critical Unmet Needs UpHealth provides a unique investment Proven Solutions with Significant opportunity in a rapidly Contracted Growth Globally growing sector with significant scale, business visibility, profitability Bookings Provide Exceptional Visibility into Accelerating Topline Growth & Profitability and experienced management Opportunities to Drive Significant Additional Growth Both Organically & Via M&A Executive Team with a Proven Track Record of Building Industry Leaders in Competitive Segments 7

$115mm 1,800+ UpHealth 2020E Revenue 67% Revenue US Healthcare at a Glance 12% CAGR ‘21 Venues Served by Domestic Telehealth UpHealth’s solutions ‘20 EBITDA Margin simplify some of 13k 14k+ 2.5mm+ healthcare’s most Video Annual Prescribers complex issues Endpoints Encounters through providing easy to use digital Operations Global in 50 9mm + health infrastructure State Rx Lives 10 powering digital Licenses Nations transformation across the care continuum Empowering providers, health systems, health plans and government payors to improve outcomes, quality, access and cost of healthcare Health Systems / Health Government Employer Education Medical Groups Plans Ministries Health Notes: The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities 8

UpHealth is Combining Industry Leaders from 4 of Healthcare’s Most Rapidly Growing Sectors UpHealth has been purposely constructed to support local Integrated Care healthcare in addressing their Management most pressing challenges: • Care Coordination Behavioral Digital • Addressing Health Disparities Health Pharmacy (care access & affordability) • The Movement to Value Based Care • Mental Health Global Telehealth 9

...Delivering OneUPHealth to Power Digital Health's Transformation Across the Continuum...

Integrated Care Management	Global Telehealth		Digital Pharmacy	Behavioral Health
THRASYS	CLOUDBREAK	GLOCAL HEALTHCARE	MEDQUEST PHARMACY	BHS BEHAVIORAL HEALTH SERVICES
BUSINESS DESCRIPTION: Population Health & Chronic Care Management	BUSINESS DESCRIPTION: Resolving Health Disparities via Unified Telemedicine	BUSINESS DESCRIPTION: Digital Primary & Specialty Care in International Markets	BUSINESS DESCRIPTION: Full Service Digital Pharmacy for Compounded & Manufactured Rx's	BUSINESS DESCRIPTION: Integrated Behavioral & Substance Abuse Solutions
BUSINESS MODEL: Per Member Per Month w/ Multi-Year Contracts	BUSINESS MODEL: Multi-Year Recurring Revenue Contracts w/ Auto Renewals	BUSINESS MODEL: Multi-Year Large Scale Contracts	BUSINESS MODEL: Cash Pay	BUSINESS MODEL: Fee for Service
END USERS: Payors / Government / Healthcare Providers	END USERS: Health Systems / Clinics / Schools / Employers	END USERS: Government Agencies	END USERS: Physician Offices	END USERS: Commercial Insurers (In and Out of Network), Government Payors
REPRESENTATIVE CLIENTS: 6mm Patients Lives Covered	REPRESENTATIVE CLIENTS: 1,800 Healthcare Venues Across the U.S.	REPRESENTATIVE CLIENTS: 10+Nations & Provinces	REPRESENTATIVE CLIENTS: 13,000 Physician Prescribers Across the U.S.	REPRESENTATIVE CLIENTS: BCBS, TriCare, United Healthcare, Medicare

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Operating Across Key Major Verticals with Main Roles in Healthcare Delivery... Health Systems / Health Government Employer Education Medical Groups Plans Agencies Health 11

Connecting the Dots to Create Digitally Enabled Care at Care Communities Home AtCare Work UpHealth’s care communities surround a patient with the resources they need when they need it, combining disparate data sources, unifying Digital Encounter Driven communication and aligning unique points on the care System Health continuum into digitally enabled collaborative care team. 12

To Create Healthcare the Way it is Supposed to Be Integrated & Coordinated Care Teams Proactive, Connected & Data-Driven Cumbersome & Complex Single Personalized & Guided Encounter Care Experience Inaccessible, Inefficient, Frictionless, Engaging & Poor Experience Easy to use Current State of Healthcare Siloed, Episodic Care & Specialty Services Reactive, Fragmented, Disjointed 13

The Opportunity

Healthcare, One of the Largest Economic Markets in the World, Is Broken… $4 Trillion Sick in Costs(1) VS $ (17.7% of GDP) #1 Cause Rife with Health Preventive of Personal Disparities Bankruptcy Patients Providers Nearly Half of U.S. Physicians Overwhelming Complexity Care 42% report burnout, Payors Pharma costing an estimated Sources: $4.6bn in annual losses(2) (1) Centers for Medicare and Medicaid Services, Office of the Actuary, 2020 (2) Medscape National Physician Burnout & Suicide Report, 2020 15

...and Is One of the Last Major Verticals to Go Through Digital Transformation...

Sources: (1) Ibisworld, 2019; (2) selectUSA; (3) CMS NHE Fact Sheet, March 2020; (4) Markets and Markets Report, Dec 2018; (5) BusinessWire, Jan 2021

TRANSPORTATION & WAYFINDING	FINANCE	AUTOMOTIVE	RETAIL	FITNESS	HEALTHCARE
UBER	BANK OF AMERICA	TESLA	amazon	PELOTON	UpHealth
lyft — Making owning a car superfluous	CHASE	RIVIAN	honey	MIRROR	Teladoc HEALTH
Google Maps	PayPal	LIGHTNING eMOTORS	BONOBOS	TONAL	amwell
	venmo	LUCID	chewy	NordicTrack	GoodRx
waze	Square		ebay		hims
	Rho				
Technology & GPS makes getting lost a thing of the past	When is the last time you went to an ATM?	Driving the electric revolution	Delivering everything you want to your doorstep	Making the home gym the best gym	Meeting patients where they are, when they need it
$250 bn[4]	$1.5 tn[2]	$2 tn[2]	$5 tn[1]	$10 bn[5]	$4 tn[3]

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With UpHealth Sitting at the Nexus of Multiple Massive & Rapidly Growing Markets at the Beginning of the Adoption Curve Global Telehealth $61B Integrated Care Global Market in 2019(1) Management $1.35T Medicare & Medicaid Spend(4) Behavioral Health Digital $100B Pharmacy Additional U.S. Behavioral Health Spend in 2020 and 2021 caused by COVID(2) $500B U.S. Drug Prescription Market(3) Sources: (1) Fortune Business Insights; (2) McKinsey & Company; (3) Fierce Healthcare; 4) Centers for Medicare & Medicaid Services (CMS.gov) 17

and the Digital Stars Are Aligning to Create the Perfect Conditions for Digital Health Adoption… Decreasing technology costs Covid as a catalyst 81% of the US population has a smartphone (1) 84% Population becoming of the US population has broadband (2) digitally savvy Sources: (1) Pew Research Center, 2019 (2) US Telecom, The Broadband Association, 2020 18

With Care Being Pushed Out Into the Community Away From Traditional Brick and Mortar Settings The “gold standard” in healthcare Fast, efficient and cost effective digitally is no longer the in-person visit, it driven encounters is the Digitally Driven Encounter. In today’s world, that might be email, audio, video, chat or in-person and could happen on-demand or scheduled, either real-time (synchronously) or time shifted (asynchronously). that delivers more meaningful in-person engagements 19

Supported by a Strong Movement to Value Based Care Focused on Quality and Outcomes + There is a movement away from Fee For Service (FFS) healthcare Quality Service where clinicians get paid based on what they do to somebody to value = based care where they get paid for how healthy they can keep them in the first place. Value Whole person care demands better tools & technology, more collaboration, Cost reshaping care across traditional boundaries and partners like UpHealth to support enterprise change management. 20

UpHealth will leverage its large installed base, technology, expertise & care communities to reshape healthcare by making the complex simple, the costly cost effective and the inhumane human. For UpHealth, healthcare just got personal. 21

Business Overview

A Proven Leadership Team

Proven track record of success in creating industry leaders in Healthcare, Technology, Services & Finance



Dr. Chirinjeev Kathuria
Co-Chairman &
Co-Founder



Dr. Avi Katz
Co-Chairman



Al Gatmaitan, DSc, FACHE
Co-Chief Executive Officer



Ramesh Balakrishnan
Co-Chief Executive Officer



Syed Sabahat Azim, MD
Chief Executive Officer, International



Mariya Pylypiv, Ph.D.
Co-Founder &
Chief Strategy Officer



Jamey Edwards
Chief Operating Officer



Martin Beck
Chief Financial Officer



Jeffery Bray
Chief of Legislative & Regulatory Affairs



Bobby Kathuria, MD
Acting Chief Medical Officer



Nashina Asaria
Chief Product & Marketing Officer



Azfar Malik, MD
President, Behavioral Health

Notes: UpHealth Executive Leadership Team upon transaction close.

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Recognized for Expertise in Building Innovative Industry Leaders… World Economic Forum Becker’s Social Entrepreneur Patrick Soon-Shiong Digital Health Entrepreneur360 Healthcare Hospital Review of the Year Innovation Award Global 100 Top Entrepreneurial Supplier of the Year 260+ telehealth 2020 Journal of mHealth Company (3x) LA Business Journal Companies to Know 2019, 2018 & 2017 HIMSS Top 40 Healthcare E&Y Entrepreneur UCSF Digital Medika Life MedTech Changemaker Transformer of the Year Health Awards #30 on Top 50 Voices 2020: Best Overall 2020 Finalist Best Telemedicine in Healthcare in 2021 MedTech Company Company—Finalist 2019: Best Overall MedTech Software 2018: Best Video Conferencing Solution UNAIDS Health Innovation Exchange Columbus Smart 50 Indian Telemedicine Public Appreciation Award 2019 Customer Value 2020 Leadership Award 2020 24

With an Extensive Reach Across Major Health Systems & Payors Globally... Academic Specialty Community Payor / Gov’t / Other

Delivering Value to the 4P’s of Healthcare UpHealth will serve as a single source for services and technologies essential to the delivery of affordable and effective care to all healthcare stakeholders Platform Offerings Value Delivered A full suite of digital health tools A personalized, convenient, connected whole Patients connecting patients to their local person healthcare experience meeting them continuum of care where they are, when they need it A non-competitive digital health partner An entire care eco-system at clinical team’s Providers with industry leading solutions customized fingertips, following patients throughout their to their exact strategy care journey Comprehensive technology backbone Delivering visibility, insights & the ability Payors tying together disparate information to manage care for complex and chronic sources with workflow healthcare populations Full digital pharmacy delivering Rx Easy to use digital pharmacy enabling Pharma manufacturing and compounding to personalized medication regimens, and full all 50 states pharmacist team support to physicians 26

UpHealth’s Unified Platform and Ability to Deliver Across the Continuum of Care is What Local Healthcare Wants Our B2B and B2B2C business model that provides game changing technologies and tech enabled services fully integrated with major end users’ workflows and systems

Building a Defensible Moat Against Point Solutions in Market for Healthcare’s Platform Driven Future Point Solutions Platform Solution One-off experiences Holistic and integrated that address specific end-to-end patient needs experience 28

Via Delivering a “One Stop Shop” (OneUPHealth) for Digital Health Enablement at the Point of Care • Simplifying: Replacing disparate point solutions with an easy to use platform putting critical resources at clinical teams fingertips • Scaling: Rapidly growing & purely complementary solutions serving local healthcare across the care continuum • Connecting: Building person centric care communities increasing access & resolving disparities

Delivered on a Global Scale UpHealth’s platform will be comprised of a global network of patients, providers and payors, addressing complex care challenges in developed and developing markets Global operations in 10+ nations Ability to help US institutions with global strategies as well as provide lower cost sourcing for clinical teams Int’l footprint gives UpHealth lead in rapidly growing emerging markets leapfrogging existing in- Current Operations / Agreements person infrastructure to be Contracts Under Discussion digital first health systems 30

UpHealth is Focused on 3 Levels Go-to-Market: Sales operations & enablement coordinating company of Integration Post offerings and allowing us to offer Combination… OneUphealth at the point of care. Product Integration: Integrating technology via API’s & Open Platforms to offer integrated solutions and make it easy to add additional services to existing endpoints in the field. Also creating centers of excellence that all verticals can use in AI / Machine Learning, Unified Communications, Data Analytics & Visualizations & Interoperability. Corporate Services: Moving core services like accounting, finance, IT, HR and other functions to corporate level to best coordinate back office activities across the enterprise. 31

...With Current Product Roadmap for Each Strategic Business Unit Driving Growth & Revenue Synergies

Q1 - Q2 2021
- Expand digital dispensary and Telehealth network
- Integrate ePharmacy with Telehealth
- Integrate Language & Telehealth into Integrated Care Management
- Staff augmentation for Telehealth and Telesitting

Q3 - Q4 2021
- Integrate Telepsychiatry across platform and launch US network
- Remote Patient Monitoring with Connected devices

Q1 - Q2 2022
- Expand Telepsychiatry across US
- Deploy joint company platform into rural/underserved community
- Language Services & Population Health for International Markets

Q3 - Q4 2022
- Predictive Analytics
- ML & AI for chronic care management and psychiatry



Integrated Care Management
Global Telehealth
Digital Pharmacy
Behavioral Health

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The UpHealth Platform

UpHealth is Combining to Deliver “OneUPHealth” at the Point of Care Tele-Interpretation Services Tele-Psychiatry Capabilities Powered by Cloudbreak Powered by BHS & Transformations Integrated Full Service ePharmacy Capabilities Specialty Consults Powered by MedQuest Powered by Cloudbreak Digitally Driven Integrated Care Primary Care Management Intelligence Powered by Glocal Powered by Thrasys

Starting with Population Health and Care Coordination Thrasys organizes the healthcare Healthcare Funding Sources continuum by linking together Public / Government Payor Premiums disparate systems across industry verticals into a cohesive system aggregating data, Payments for Outcomes, Quality & Performance coordinating care plans and creating communities of care to support chronic care and population health. Outpatient & Diagnostics Care Services Clinical Managers Network Core Features Integrate and organize information across provider, plan, Physicians county and other data sources syntranet yn ™ Advanced analytics with predictive models to gain insight into Core Platform population and individual health Home and Community- Care Based Team Workflow applications coordinate program care teams across Community in/out-patient, home & community-based settings State of the art architecture with expert system based rules, Patients and configurable workflows and scalable microservices Families 35

Adding One of the Largest Telemedicine Installed Bases in the Nation A Leading Network of US Hospital Systems Unified Telemedicine Across the Care Continuum Surrounds patients with their clinical care team on a single multi-party call Any Device, Any Language, Anywhere Interoperable with leading EMR’s and Telemedicine solutions Robust call routing capabilities providing ability to pull together precision care teams across a hospital, health system or nation globally By The Numbers (in 2020) $1.5M+ 100,000+ 14,000+ 1,800+ 250+ Monthly Minutes Encounters Video U.S. Based Languages of Usage per Month Endpoints Healthcare Venues Covered 36

...an Innovative and Scalable Primary Care Telehealth Solution in International Markets...

GLOCAL HEALTHCARE

Redefining the Digital Health Encounter


HELLOLYFCX
Digital Dispensary


GLOCAL



The helloLyf & Litmus Suite of Solutions

Digitally driven primary & specialty care encounter combining the best of technology with in-person healthcare

Focused on emerging markets leapfrogging traditional care models to create digital first healthcare systems

Includes full suite of technology solutions including clinical decision support tools, EMR documentation, point of care testing, remote examination & diagnostics, and an automated medicine dispenser with core formulary

By The Numbers (in 2020)

10+	12	241	346,750	+9mm
Nations	Hospitals	Digital Clinics	Avg. Annual Online Consultations	Projected Annual Encounters in Madhya Pradesh Province of India

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Integrating Digital Pharmacy with Licenses in All 50 States Digital Pharmacy At a Glance A full-service manufacturing & compounding pharmacy Full pharmacist support throughout patient care journey Robust medical education platform Operates a 40,000 square foot facility with the ability to expand another 40,000 square feet at the same location eMedplus system certified by the DEA as EPCS Certified Directly integrated with Testing services with and By The Numbers (in 2020) Product Lines - Manufacturing &—Contract Manufacturing of 13,000 50 >95% Compounding RX’s Nutritional Supplements Number of State Orders Shipped - Cosmeceuticals—Lab Services Prescribers Licenses within 24 Hours - Nutritional Supplements—Testing 38 and Tech Enabled Behavioral Health… A Comprehensive Mental Health Offering Services Evidence based medical and Mental Health, rehabilitation & substance disorder Clinical care services across the full continuum of care - Residential, partial hospitalization, intensive outpatient & outpatient Holistic treatment & comprehensive Acute and chronic / specialized outpatient suite of services behavioral health services Strong veteran & first responder Dramatically expanded use of telehealth for medical relationships and clinical services, leveraging the UpHealth platform to increase volumes across its service lines Specialized programming for individualized patient needs Rehabilitation and substance abuse services across the full continuum of care Expanding use of telehealth and outpatient services By The Numbers (in 2020) 29 170 Psych MDs Midlevel & Allied Health Professionals 39

to Deliver a Unified, Interoperable Digital Health Platform of Market Leading Solutions Activated with the Simple Push of a Button 40

Financial Profile

UpHealth is a Unique Group of Assets… Strategically Selected Digital Health Capabilities Addressing a Global Market Need A Unified Platform Streamlining the Delivery of Effective, Affordable Care NEAR-TERM PROJECTIONS 1. Diversified Revenue Base and Unique Positioning in the Market 77% Profitable with pro forma $115M revenue and $13M EBITDA in 2020 growing to $194M and $24M, respectively, in 2021 2021E Domestic Revenue – 91% USA / 9% ROW revenue in 2020 74% 2. Significant Growth at Scale within Established US & International Footprint Expanding profitability enables reinvestment into the platform’s growth engines, 2020-2022 Revenue CAGR driving expansion across domestic and international markets 69% 3. Substantial Visibility into Accelerating Growth Signed contracts provide visibility into near-term revenue forecast 2021E Growth Is Contracted 4. Expanding Gross Margin over time as fastest growing segments of UpHealth are higher margin, improving profitability mix relative to current status quo $24M 2021E EBITDA 5. Significant Inherent Operating Leverage Post 2021 as investments made create scale in ‘22 and beyond while synergies offer upside to projections 42 with a Combination of Predictable Growth & Profitability Year-over-Year 69% 78% EBITDA 12% 12% 20% Revenue Growth % Margin % 74% CAGR $346M 127% CAGR $69M $194M $115M $24M $13M 2020E 2021E 2022E 2020E 2021E 2022E 16% 17% 28% Integrated Care Management 2020E 2020E 31% Global Telehealth EBITDA By Revenue By Business Line 32% Digital Pharmacy 23% Business Line 24% Behavioral Health 29% Notes: The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities. 43 with Diversified Growth Engines By Business $9M $10M $194M Unit $46M $14M $115M 2020E Telehealth Global Integrated Management Care Pharmacy Digital Behavioral Health 2021E By Growth $19M $194M $19M $6M Category $36M $115M 2020E Contracted Services Contracted Volume Expansion Product Organic Additional Growth 2021E & Implementation Based Revenue Integrated Care Management Global Telehealth Digital Pharmacy Behavioral Health Notes: The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities. 44

Valuation

UpHealth Compares Favorably to Public Peers on Growth and Margins (1) 2021E Peer Group Revenue 99.9% Mean Growth(2) 81.3% 69.3% 47.0% 37.8% 35.2% 30.7% 30.1% 30.0% 42.3% 20.4% 11.0% 2021E 31.6% EBITDA Margin(2) 12.4% 12.4% 7.7% 2.4% 4.8% 3.9% 6.3% 6.3% 11.6% 16.2% Notes: Sources: Company filings, Bloomberg estimates as of market close on February 8, 2021 43.4% (1) Forecasts based on company estimates in S-4 filings (2) The UpHealth financial information presented is unaudited, includes non-GAAP financials measures and reflects the pro-forma combination of the individual business entities. 46 is Being Priced at a Discount Initially… 2021E Peer Group Revenue Mean (1) 30.7x 29.7x Multiple 24.4x 22.1x 16.3x 17.6x 11.5x 10.9x 10.8x 10.7x 7.2x 8.5x UpHealth discount 77% 76% 71% 67% 56% 37% 34% 33% 32% 15% 59% to peers Notes: Sources: Company filings, Bloomberg estimates and values as of market close on February 8, 2021 (1) The UpHealth financial information presented is unaudited, includes non-GAAP financials measures and reflects the pro-forma combination of the individual business entities. 47

With Enormous Potential to Trade Up in the Near Term Enterprise Value $43.6B $21.9B $14.7B $13.7B $8.1B $7.8B 17.6x Mean ~1.6x EV / ‘21E Revenue $4.4B $2.3B $2.5B $0.6B $1.9B $1.4B Peer Group EV / Revenue Enterprise Value Mean Valuations: Now vs. IPO(1) ~2.4x 17.6x $11.9B ~3.7x 7.4x $3.2B At IPO Current At IPO Current Notes: Sources: Company filings, Bloomberg and FactSet estimates and values as of market close on February 8, 2021 (1) EV / Revenue calculated using forward looking revenue (fiscal year ended after IPO and ’21E Revenues) 48

The Transaction

UpHealth is a Leading Digital Health Company with a Strong Balance Sheet, Positioned for Significant & Stable Growth

Estimated Transaction Sources & Uses *($ in millions)*

SOURCES[1]	
GigCapital2 Cash in Trust	$168.0
PIPE Investment Proceeds	$30.0
Convertible Note	$255.0
Seller Rollover Equity	$1,100.0
Total Sources	**$1,553.0**

USES	
Cash Consideration to UpHealth Shareholders	$86.2
Repayment of Debt	$67.6
Cash to Pro Forma Balance Sheet	*$256.2*
Seller Rollover Equity	$1,100.0
Assumed Transaction Expenses	$43.0
Total Uses	**$1,553.0**

Notes: Projections use UpHealth estimates; assumes no redemptions; assumes $10 per share at closing
(1) The amounts from the various sources of cash may change based on the amount of SPAC public stockholder redemptions prior to Closing.
(2) Net debt is calculated as the difference between estimated cash at the time of closing of $256.2M and the Convertible Notes balance of $255M
(3) 5-year unsecured $255M Convertible Notes bearing a coupon rate of 6.25% and conversion price of $11.50. GigCapital2 may force conversion of the Notes after 1 year if the last reported sale price of the Common Stock exceeds 130% of the conversion price for at least 20 trading days during the period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter, and the 30-day average daily trading volume of the Common Stock ending on, and including, the last trading day of the applicable exercise period is greater than or equal to $2,000,000.

Pro Forma Enterprise Valuation at Close *($ in millions)*

PF TRANSACTION	
Total Equity Value	**$1,356.2**
(+) Assumed Pro Forma Net Debt[2]	$1.2
Pro Forma Enterprise Value	**$1,354.4**
2021E Revenue	$194.4
2021E EBITDA	$24.1
Pro Forma 2021E EV / Revenue	**7.0x**
Pro Forma 2021E EV / EBITDA	**56.3x**

Illustrative Post-Transaction Ownership Breakdown


13%
2%
4%
83.0%
UpHealth & Cloudbreak
GigCapital2 Sponsors
PIPE Investors
GigCapital2 Public Investors

50

UpHealth Is Combining to Form One of the Only Profitable, Public, Global Digital Health Companies Serving the Enterprise Healthcare Marketplace

Thank You VISIT OUR WEBSITES: GigCapital2 UpHealth, Inc. www.gigcapital2.com www.uphealthinc.com FOR GIGCAPITAL2 INFORMATION, CONTACT: Brian Ruby, ICR ir@gigcapital2.com FOR UPHEALTH & CLOUDBREAK INFORMATION, CONTACT: Investor Relations: Reed Anderson reed.anderson@icrinc.com Media: Phil Denning phil.denning@icrinc.com